Exhibit No. 99.4

SHEARSON FINANCIAL NETWORK AND SUBSIDIARY
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND
THE YEAR ENDED DECEMBER 31, 2005

Introduction to Pro Forma Consolidated Financial Statements	F-2

Pro Forma Consolidating Balance Sheet as of June 30, 2006 (Unaudited)	F-3

Pro Forma Consolidating Statements of Operations for the Six Months ended June 30, 2006 (Unaudited)	F-4

Pro Forma Consolidating Balance Sheet as of December 31, 2005 (Unaudited)	F-5

Pro Forma Consolidating Statements of Operations for the Year Ended December 31, 2005 (Unaudited)	F-6

Notes to Pro Forma Consolidated Financial Statements	F-7

Shearson Financial Network, Inc.

Introduction of Pro Forma Consolidated Financial Statements

(UNAUDITED)

The accompanying unaudited pro forma consolidated financial statements as of June 30, 2006 and December 31, 2005, gives effect to the purchase of certain assets and liabilities, (“Purchase”) as if the Purchase occurred on January 1, 2006 and January 1, 2005. The accompanying unaudited pro forma consolidated financial statements for the six month's ended June, 30 2006 and the year ended December 31, 2005, gives effect to the Purchase as if it occurred on the first day of each respective period presented.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and is not necessarily indicative of the results that would have occurred if the Purchase had occurred on the first day of the periods presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the accompanying notes to the unaudited pro forma consolidated financial statements.

SHEARSON FINANCIAL NETWORK AND SUBSIDIARY
PRO FORMA CONSOLIDATING BALANCE SHEET
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Shearson Financial Network	Ehome	Debit	Credit		Pro Forma Amount

ASSETS:
Current assets:
Cash	$110,625	$576,777		(576,777)	(1)	$110,625
Loans available for sale	4,994,271	4,994,271		(4,994,271)	(1)	4,994,271
Loan receivable	-	39,750		(39,750)	(1)	-
Accounts receivable	297,152	812,764		(812,764)	(1)	297,152
Other current assets	268,595	239,497		(239,497)	(1)	268,595
Total current assets	5,670,643	6,663,058				5,670,643

Fixed assets:
Property and equipment, net	1,565,487	267,178		(267,178)	(1)	1,565,487
Total fixed assets	1,565,487	267,178				1,565,487

Other assets:
Goodwill	3,887,040	-	610,809		(2)	4,497,849
Other assets	25,701	-				25,701
Total other assets	3,912,740	-				4,523,549

TOTAL ASSETS	$11,148,870	$6,930,236				$11,759,679

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$1,109,601	$1,350,654		(1,350,654)	(1)	$1,109,601
Bridge notes payable	869,682					869,682
Accrued interest payable	72,010					72,010
Notes payable	410,183	181,000		(181,000)	(1)	410,183
Notes payable - related party	808,396					808,396
Line of credit	7,591,469	4,923,253		(4,923,253)	(1)	7,591,469
Total current liabilities	10,861,341	6,454,907				10,861,341

Long term debt	500,000	-				500,000

TOTAL LIABILITIES	11,361,341	6,454,907				11,361,341

Stockholders' equity:
Common stock	99,598	600,200		(600,200)	(1)	99,598
Preferred Stock	3,000,000					3,000,000
Capital account	-	1,868,564		(1,868,564)	(1)	-
Additional paid-in capital	23,350,403	7,398,091		(7,398,091)	(1)	23,350,403
Treasury stock, cost method	-	(521,380)	521,380		(1)	-
Accumulated (deficit)	(26,662,472)	(8,870,145)	9,480,955		(3)	(26,051,662)
Total stockholders' equity	(212,471)	475,329				398,339

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,148,870	$6,930,236				$11,759,679

SHEARSON FINANCIAL NETWORK AND SUBSIDIARY
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Shearson Financial		Pro Forma Adjustments			Pro Forma
	Network	Ehome	Debit	Credit		Amount
Revenues:
Loan origination	$1,718,800	$5,996,353				$7,715,153
Other income	-	41,884		(41,884)	(1)	-
Total revenues	1,718,800	6,038,236				7,715,153
-
Cost of Sales	526,545	2,745,820		(13,714)	(1)	3,258,651

Gross Profit	1,192,255	3,292,417				4,456,502

Expenses:
Salary & wages & payroll taxes	1,567,189	1,535,946		(509,851)	(1)	2,593,283
Selling, general and administrative	479,730	2,131,067		(750,166)	(1)	1,860,631
Professional fees	1,729,850	879,861		(879,861)	(1)	1,729,850
Depreciation expense	307,352	-				307,352
Total expenses	4,084,121	4,546,873				6,491,116

(Loss) income from operations	(2,891,866)	(1,254,457)				(2,034,614)

Other (expense) income
Other income	-	46,757		(401)	(1)	46,356
Interest expense	(88,933)	(28,586)	16,527		(1)	(100,991)
Forgiveness of debt	5,150,000	-				5,150,000
Total other (expense) income	5,061,067	18,171				5,095,365

Loss related to minority shareholder interest

Net income (loss)	$2,169,200	$(1,236,285)				$3,060,750

Net income per share basic and diluted
Weighted average number of common shares outstanding, basic and diluted	$0.04					$0.05
	62,012,424					62,012,424

SHEARSON FINANCIAL NETWORK AND SUBSIDIARY
PRO FORMA CONSOLIDATING BALANCE SHEET
FOR THE YEAR ENDED DECEMBER 31, 2005

	Shearson Financial Network	Ehome	Debit	Credit		Pro Forma Amount

ASSETS:
Current assets:
Cash	$21,401	$796,261				817,662
Loans available for sale	831,200	9,364,210				10,195,410
Accounts receivable	107,321	1,468,433		(1,395,000)	(1)	180,754
Other current assets	433,280	412,832				846,112
Total current assets	1,393,203	12,041,736				12,039,938

Fixed assets:
Property and equipment, net	1,664,571	202,289				1,866,860
Total fixed assets	1,664,571	202,289				1,866,860

Other assets:
Goodwill	1,372,916	-				1,372,916
Other assets	-	53,920		(53,920)	(1)	-
Total other assets	1,372,916	53,920				1,372,916

TOTAL ASSETS	$4,430,690	$12,297,945				$15,279,714

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$1,690,101	$1,857,247		(1,161,219)	(1)	2,386,129
Bridge notes payable	5,869,682	-				5,869,682
Accrued interest payable	140,794	69,158				209,952
Notes payable	333,173	211,000		(211,000)	(1)	333,173
Notes payable - related party	767,846	-				767,846
Line of credit	3,497,073	9,364,350				12,861,423
Total current liabilities	12,298,669	11,501,755				22,428,205

TOTAL LIABILITIES	12,298,669	11,501,755				22,428,205

Stockholders' equity:
Common stock	37,544	600,200		(600,200)	(1)	37,544
Preferred Stock	-		3,000,000		(2)	3,000,000
Capital account	-	8,351,230		(8,351,230)	(1)	-
Additional paid-in capital	20,926,149					20,926,149
Treasury stock, cost method	-	(521,380)	521,380		(1)	-
Accumulated (deficit)	(28,831,673)	(7,633,860)	5,353,349		(1)	(31,112,184)
Total stockholders' equity	(7,867,979)	796,190				(7,148,491)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,430,690	$12,297,945				$15,279,714

SHEARSON FINANCIAL NETWORK AND SUBSIDIARY
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Shearson Financial		Pro Forma Adjustments			Pro Forma
	Network	Ehome	Debit	Credit		Amount
Revenues:
Loan origination	$6,826,190	$10,506,674				$17,332,864
Other income	-	878,886		(878,886)	(1)	-
Total revenues	6,826,190	11,385,560				17,332,864
-
Cost of Sales	2,786,367	1,119,890				3,906,257

Gross Profit	4,039,822	10,265,670				13,426,607

Expenses:
Salary & wages & payroll taxes	3,143,080	4,672,087		(1,387,860)	(1)	6,427,308
Selling, general and administrative	3,926,577	11,190,543		(2,906,968)	(1)	12,210,152
Professional fees	3,041,777	911,621		(911,621)	(1)	3,041,777
Depreciation expense	684,820	99,492				784,312
Total expenses	10,796,254	16,873,743				22,463,548

(Loss) income from operations	(6,756,432)	(6,608,073)				(9,036,941)

Other (expense) income
Interest income	-	3,292		(3,292)	(1)	-
Interest expense	(184,290)	(46,751)		46,751	(1)	(184,290)
Debt discount expense	(2,904,110)	-				(2,904,110)
Impairment of goodwill	(732,105)	-				(732,105)
Loss on disposal of assets	(352,829)	(239,164)		239,164	(1)	(352,829)
Other income	-	2,050,000		(2,050,000)	(1)	-
Total other (expense) income	(4,173,333)	1,767,377				(4,173,334)

Dividens on preferred shares	(69,481)					(69,481)

Net income (loss)	$(10,999,245)	$(4,840,696)				$(13,279,756)

Net income per share basic and diluted
Weighted average number of common shares outstanding, basic and diluted	$(0.50)					$(0.61)
	21,942,476					21,942,476

(1) The adjustments reflect the activity not related to the purchase by assuming the transaction had closed on January 1, 2006 for the period ended June 30, 2006 and assuming the transaction had closed on January 1, 2005 for the year ended December 31, 2005.

(2) The adjustment acknowledges the consideration and any associated goodwill.

(3) This adjustment reflects the accumulated deficit for the year ended December 31, 2005 of the EHC not related to the purchase.

SHEARSON FINANCIAL NETWORK, INC. AND SUBSIDIARY
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)  Pro Forma Adjustments:

On June 9, 2006, Shearson Financial Network, Inc.(“the Company”) purchased certain assets and defined liabilities of eHome Credit Corp. (“EHC”), for consideration of  7,500 shares of our Series A-1 Preferred Stock valued at approximately $3,000,000.

Shearson Financial Network’s unaudited pro forma consolidated financial statements for the six month period ended June 30, 2006 is derived from Shearson Financial Network’s unaudited consolidated financial statements for the period as filed on Form 10QSBA on May 29, 2007 and eHome Credit Corp. unaudited statement of income for the six months ended June 30, 2006 as provided by eHome Credit Corp.

Shearson Financial Network’s unaudited pro forma consolidated financial statements for the year ended December 31, 2005 is derived from Shearson Financial Network’s consolidated financial statements as filed on Form 10KSBA on May 22, 2006 and eHome Credit Corp. audited financial statements for the year ended December 31, 2005, as provided by eHome Credit Corp.

On November 20, 2006, the Company amended its Asset Purchase Agreement with eHome Credit Corp., adjusting the asset and liabilities purchased, as well as the consideration. The consideration was amended as follows; for consideration of $3,000,000 in Company’s Preferred Stock; the Company shall purchase from EHC, a total of $3,568,761 in assets and assume $3,082,885 in liabilities, or net assets and liabilities of $485,876. The related financial information regarding the change in consideration and the reduction of assets and liabilities purchased is reflected in the Company’s Form 10QSBA for the period ended June 30, 2006, as filed on May 29, 2007.

Pro forma adjustments were made to the unaudited consolidated Financial statements for the six months ended June 30, 2006 assuming the transaction had occurred on January 1, 2006 to include EHC’s earnings for the six months ended June 30, 2006 as attributable to the assets less liabilities purchased.

Pro forma adjustments were made to the consolidated financial statements for the year ended December 31, 2005 assuming the transaction had occurred on January 1, 2005 to include EHC’s financial operations for the year ended December 31, 2005, as attributable to the assets less liabilities purchased.